Sezzle Inc. (NASDAQ: SEZL, ASX:SZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402 1 December 22, 2023 Sezzle Board of Directors Authorizes US$5 Million Stock Repurchase Program Sezzle Inc. (NASDAQ:SEZL, ASX:SZL) (Sezzle or Company) // Purpose-driven digital payment platform, Sezzle, today announced that the Company’s Board of Directors (the “Board”) has authorized a stock repurchase program of up to US$5 million of its outstanding shares of common stock on the Nasdaq Capital Market (“NASDAQ”). The manner, timing and amount of any purchase will be based on an evaluation of market conditions, stock price and other factors. "Sezzle is committed to maximizing shareholder value, and we consider this stock repurchase authorization to be a positive step towards this goal,” stated Charlie Youakim, Sezzle Chairman and CEO. “We believe the current share price does not reflect the Company’s intrinsic value and this action underscores the Board’s confidence in the Company. Given our strong performance, we believe this share repurchase program is a timely and appropriate use of the Company’s capital resources.” Repurchases under the program will be made in open market transactions in compliance with the Securities and Exchange Commission Rule 10b-18 and federal securities laws. The repurchase program will commence no earlier than January 17, 2024, following the Company’s delisting from the ASX, and is expected to be completed over the following 12-month period thereafter. The stock repurchase program does not obligate the Company to acquire any particular amount of common stock, and it may be extended, suspended or discontinued at any time at the Company’s discretion. Contact Information Lee Brading, CFA Investor Relations +1 651 240 6001 InvestorRelations@sezzle.com Justin Clyne Company Secretary +61 407 123 143 jclyne@clynecorporate.com.au Erin Foran Media Enquiries +1 651 403 2184 erin.foran@sezzle.com

Sezzle Inc. (NASDAQ: SEZL, ASX:SZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402 2 About Sezzle Inc. Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle’s payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle’s transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom. For more information visit sezzle.com. Forward Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations, whether stated or implied, regarding our financing plans and other future events. Forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: a change in our plans to effectuate our stock repurchase program; impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; impact of operating in a highly competitive industry; a change in our ability to remain listed on the Nasdaq Capital Market; impact of macro-economic conditions on consumer spending; our ability to increase our merchant network, our base of consumers and underlying merchant sales (UMS); our ability to effectively manage growth, sustain our growth rate and maintain our market share; our ability to meet additional capital requirements; impact of exposure to consumer bad debts and insolvency of merchants; impact of the integration, support and prominent presentation of our platform by our merchants; impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; impact of the loss of key partners and merchant relationships; impact of exchange rate fluctuations in the international markets in which we operate; our ability to protect our intellectual property rights; our ability to retain employees and recruit additional employees; impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; and our ability to achieve our public benefit purpose and maintain our B Corporation certification. The Company

Sezzle Inc. (NASDAQ: SEZL, ASX:SZL) | sezzle.com | 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402 3 cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read the Company's filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties, including but not limited to those risks described in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 28, 2023. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company's business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.